UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported: March 13, 2012)

Gulf United Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52322	20-5893642
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 22165
Houston, Texas 77227-2165
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (713) 942-6575

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

ITEM 8.01 Other Events

On March 13, 2012, Gulf United Energy, Inc. (the “Company”) received a certificate of qualification from Perupetro S.A. (“Perupetro”), which sets forth Perupetro’s determination that the Company has the legal, technical, economic, and financial capacity to assume the assignment from SK Innovation Co. Ltd. of the 40% working interest in Block Z-46, the 2,803,411 gross acre block located in the Trujillo Basin of offshore Peru.  Receipt of the letter of qualification is an important milestone in receiving the ultimate approval of the assignment to the Company of the working interest in Z-46, and is subject to official ratification and issuance of a Supreme Decree by the government of the Republic of Peru.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 16, 2012

GULF UNITED ENERGY, INC.

By:	/S/ JOHN B. CONNALLY III
John B. Connally III, Chief Executive Officer